UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Co-Registrants [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TS&W / Claymore Tax-Advantaged Balanced Fund

(Names of Co-Registrants As Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):

[ X]	No Fee Required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

[CLAYMORE LOGO]
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
2455 Corporate West Drive
Lisle, Illinois 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on July 20, 2009

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and the holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share (“Preferred Shares,” and together with Common Shares, “Shares”), of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) that the annual meeting of shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, July 20, 2009, at 12:00 p.m., noon, Central time. The Annual Meeting is being held for the following purposes:

1.
To elect two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund’s 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.
To elect one Trustee as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund’s 2012 annual meeting of shareholders or until a successor shall have been elected and qualified.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

This is a very important Annual Meeting of the Fund.  A shareholder has notified the Fund of its intent to nominate a candidate for election as a Trustee of the Fund by the holders of Preferred Shares voting as a separate class.   The Board of Trustees (the “Board”) of the Fund, including the Independent Trustees, unanimously recommends that you vote FOR the election of each trustee nominee nominated by the Board as set forth in the accompanying Proxy Statement.  The Board strongly urges you not to vote for any trustee nominee put forward by a shareholder.

The Board has fixed the close of business on May 15, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

It is important that your Shares be represented at the Annual Meeting in person or by proxy.  Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed [White Proxy Card] in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting.  If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted.  Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board strongly urges you not to sign or return any proxy card that may be sent to you by a shareholder. If you have previously returned a proxy card sent to you by a shareholder, you may change your vote by completing, signing, dating and returning the enclosed [White Proxy Card] in the postage-paid envelope provided or by recording your voting instructions via telephone or the Internet.

By order of the Board of Trustees,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Lisle, Illinois

June [·], 2009

YOUR VOTE IS IMPORTANT

Please complete, sign, date and return the enclosed [White Proxy Card] in the postage-paid envelope provided or record your voting instructions via telephone or the Internet.  In order to save the Fund any additional expense of further solicitation, please mail your [White Proxy Card] or record your voting instructions Promptly.

(This page has been left blank intentionally)

TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

______________________

PROXY STATEMENT
______________________

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 20, 2009

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and the holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share (“Preferred Shares,” and together with Common Shares, “Shares”), of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Monday, July 20, 2009, and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 20, 2009, at 12:00 p.m., Noon, Central time.

This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number: [(866) 882-0688].

The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and semi-annual report to shareholders to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, [(866) 882-0688].

The Notice of Annual Meeting, this Proxy Statement and the enclosed [White Proxy Card] are first being sent to the Fund’s shareholders on or about June [·], 2009.

•	Why is a shareholder meeting being held?

The Fund’s Common Shares are listed on the New York Stock Exchange (the “NYSE”), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposals will be voted on at the Annual Meeting?

Shareholders of the Fund are being asked to vote on the following proposals at the Annual Meeting:

1.
To elect two Trustees as Class II Trustees  (Mr. Matthew J. Appelstein and Mr. Ronald A. Nyberg are the nominees) by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund’s 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.
To elect one Trustee as a Class II Trustee (Mr. L. Kent Moore is the nominee) by holders of Preferred Shares voting as a separate class, to serve until the Fund’s 2012 annual meeting of shareholders or until a successor shall have been elected and qualified.

•	Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

This is a very important Annual Meeting of the Fund. A shareholder has notified the Fund of its intent to

nominate a candidate for election as a Trustee of the Fund by the holders of Preferred Shares voting as a separate class.   The Board has nominated Mr. L. Kent Moore, who has served as a Trustee of the Fund since the commencement of the Fund’s operations in 2004, for re-election as a Trustee by holders of Preferred Shares voting as a separate class.  The Board strongly believes that Mr. Moore is better qualified to serve as a Trustee of the Fund than the shareholder’s proposed nominee and will better serve the interests of all shareholders.  The Board strongly urges you not to vote for any trustee nominee put forward by a shareholder.

•	Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Monday, July 20, 2009, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

•	How does the Board recommend that shareholders vote on the proposals?

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR ALL” of the nominees of the Board (Mr. Matthew J. Appelstein and Mr. Ronald A. Nyberg) pursuant to Proposal 1 and that holders of Preferred Shares vote “FOR” the nominee of the Board (Mr. L. Kent Moore) pursuant to Proposal 2.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on May 15, 2009 (the “Record Date”) are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each Share is entitled to one vote.

•	How do you vote your shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed [White Proxy Card] in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting.  If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact [·] at [·] to obtain directions to the site of the Annual Meeting.

Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board strongly urges you not to sign or return any proxy card that may be sent to you by a shareholder. If you have previously returned a proxy card sent to you by a shareholder, you may change your vote by completing, signing, dating and returning the enclosed [White Proxy Card] in the postage-paid envelope provided or by recording your voting instructions via telephone or the Internet.

•	How many Shares of the Fund were outstanding as of the Record Date?

At the close of business on the Record Date, the Fund had [·] Common Shares and [·] Preferred Shares outstanding.

THE PROPOSALS:    ELECTION OF TRUSTEES

The Fund’s Common Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.  Shareholders of the Fund are being asked to elect to Trustees in the following manner:

Proposal 1:
To elect two Trustees as Class II Trustees (Mr. Matthew J. Appelstein and Mr. Ronald A. Nyberg are the nominees) by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund’s 2012 annual meeting of shareholders or until their respective successor shall have been elected and qualified.

Proposal 2:
To elect one Trustee as a Class II Trustee (Mr. L. Kent Moore is the nominee) by holders of Preferred Shares voting as a separate class, to serve until the Fund’s 2012 annual meeting of shareholders or until a successor shall have been elected and qualified.

Composition of the Board of Trustees

The Trustees of the Fund are classified into three classes: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

CLASS I TRUSTEES

- Mr. Randall C. Barnes and Mr. Robert M. Hamje are the Class I Trustees. It is currently anticipated that the Class I Trustees will next stand for election at the Fund’s 2011 annual meeting of shareholders.

CLASS II TRUSTEES

- Mr. Matthew J. Appelstein, Mr. L. Kent Moore* and Mr. Ronald A. Nyberg are the Class II Trustees. Messrs. Appelstein, Moore and Nyberg are standing for election at the Annual Meeting. It is currently anticipated that the Class II Trustees will next stand for election at the Fund’s 2012 annual meeting of shareholders.

CLASS III TRUSTEES

- Mr. Steven D. Cosler, Mr. Nicholas Dalmaso* and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. It is currently anticipated that the Class III Trustees will next stand for election at the Fund’s 2010 annual meeting of shareholders.

*           Designated as Trustee representing holders of Preferred Shares.

Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each trustee nominee elected at the annual meeting as a Class II Trustee of the Fund will hold office until the Fund’s 2012 annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the trustee nominees named above pursuant to Proposal 1 and Proposal 2. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees

Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The “interested” Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund’s investment adviser, Claymore Advisors, LLC (“Claymore” or the “Adviser”), or the Fund’s sub-advisers, SMC Fixed

Income Management, LP (“SMC”) and Thompson, Siegel & Walmsley LLC (“TS&W” and together with SMC, the “Sub-Advisers”) and comply with the definition of “independent” (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the “Independent Trustees”).

The Fund is part of a fund complex (referred to herein as the “Fund Complex”) that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates. The Fund Complex is comprised of 14 closed-end funds, including the Fund, and 34 exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:
Randall C. Barnes Year of birth: 1951	Trustee	Trustee since 2005	Private Investor. Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.	44	None.
Steven D. Cosler Year of birth: 1955	Trustee	Trustee since 2005	Formerly, President (2001-2005), Chief Executive Officer and Director (2002-2005), Chief Operating Officer (2000-2002) and Executive Vice President (1997-2001) of Priority Healthcare Corporation.	2	Director, Cydex Pharmaceuticals, Inc., CCS Medical, Access Mediquip, and SXC Health Solutions, CareCentrix, Healthplan Holdings.
Robert M. Hamje Year of birth: 1942	Trustee	Trustee since 2004	Formerly, President and Chief Investment Officer of TRW Investment Management Company (1990-2003).	2	Trustee, funds in the Old Mutual Advisor fund complex.
L. Kent Moore(3) Year of birth: 1955	Trustee	Trustee since 2004	Principal of Foothills Energy Ventures, LLC (2006-present). Formerly, Managing Director High Sierra Energy L.P., (2004-2005). Formerly, Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst/ Portfolio Manager of Marsico Capital Management (1997-1999).	2	Trustee, funds in the Old Mutual Advisor fund complex.
Ronald A. Nyberg(3) Year of birth: 1953	Trustee	Trustee since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in Corporate Law, Estate Planning and Business Transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	46	None.
Ronald E. Toupin, Jr. Year of birth: 1958	Trustee	Trustee since 2004	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisor Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999) and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	43	None.

INTERESTED TRUSTEES:
Matthew J. Appelstein†(3) Year of birth: 1961	Trustee 2005	Senior Vice President, Product Strategy and Retirement Solution Planning, Old Mutual Asset Management (2006-present); Director of Investment Services, Old Mutual Asset Management (2003-2006). Formerly, Senior Vice President of Consulting Relationship and Director of Investment Services, Fidelity Management Trust Company (1998-2003).	2	Trustee, funds in the Old Mutual Advisor fund complex.
Nicholas Dalmaso† Year of birth: 1965	Trustee since 2004	Attorney. Formerly, Senior Managing Director and Chief Administrative Officer (2007-2008) and General Counsel (2001-2007) of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (1999-2001). Formerly, Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	45	None.

†
“Interested person” of the Fund as defined in the 1940 Act. Mr. Appelstein is an interested person of the Fund because he is an officer of Old Mutual Asset Management, the parent company of TS&W. Mr. Dalmaso is an interested person of the Fund as a result of his former position as an officer of the Investment Adviser and certain of its affiliates and his equity ownership of the Investment Adviser and certain of its affiliates.

(1)	The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2)	Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3)	Nominee for election as a Trustee at the Annual Meeting.

Executive Officers

The following information relates to the executive officers of the Fund who are not Trustees. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Advisers or affiliates of the Adviser or the Sub-Advisers and may receive compensation in such capacities.

Name, Address(1) and Age	Title	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years
J. Thomas Futrell Year of birth: 1955	Chief Executive Officer	Since 2008
Senior Managing Director, Chief Investment Officer (2008-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Executive Officer of certain funds in the Fund Complex. Formerly, Managing Director in charge of Research (2000-2007) for Nuveen Asset Management.

Kevin M. Robinson Year of birth: 1959	Chief Legal Officer	Since 2008
Senior Managing Director, General Counsel and Corporate Secretary (2007-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Legal Officer of certain funds in the Fund Complex. Formerly, Associate General Counsel (2000-2007) of NYSE Euronext, Inc. Formerly, Archipelago Holdings, Inc. Senior Managing Director and Associate General Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior Counsel in the Enforcement Division (1989-1997) of the U.S. Securities and Exchange Commission.

Steven M. Hill Year of birth: 1964	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004
Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005- present). Formerly, Chief Financial Officer (2005-2006) Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of birth: 1957	Chief Compliance Officer	Since 2006
Vice President - Fund Compliance Officer of Claymore Securities, Inc. (Feb. 2006-present). Chief Compliance Officer of certain funds in the Fund Complex. Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Mark E. Mathiasen Year of birth: 1978	Secretary	Since 2008	Vice President; Assistant General Counsel of Claymore Group Inc. (2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).
Vincent R. Giordano Year of Birth: 1948	Vice President	Since 2004
Senior Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Senior Managing Director of Claymore Advisors, LLC (2004-2006); Senior Vice President and Portfolio Manager of Merrill Lynch Asset Management, Inc. (1985-2001).

George Gregorio Year of Birth: 1949	Vice President	Since 2004	Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Managing Director of Claymore Advisors, LLC (2004-2006); Sell Side Analyst for JB Hanauer & Co.
Roberto W. Roffo Year of Birth: 1966	Vice President	Since 2004
Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Managing Director of Claymore Advisors, LLC (2004-2006); Director and Vice President of Merrill Lynch Investment Managers.

James Howley Year of birth: 1972	Assistant Treasurer	Since 2007
Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Assistant Treasurer of certain funds in the Fund Complex. Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Donald P. Swade Year of birth: 1972	Assistant Treasurer	Since 2008
Vice President, Fund Administration (2006-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager-Mutual Fund Financial Administration (2003-2006) for Morgan Stanley/Van Kampen Investments.

Mark J. Furjanic Year of birth: 1959	Assistant Treasurer	Since 2008
Vice President, Fund Administration-Tax (2005-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager (1999-2005) for Ernst & Young LLP

Melissa J. Nguyen Year of birth: 1978	Assistant Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Group Inc. (2005-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Vedder Price P.C. (2003-2005).

(1)	The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Committees

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee, the Nominating and Governance Committee and the Executive Committee.

Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the  Fund’s independent registered public accounting firm.  Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 13, 2006 (the “Audit Committee Charter”). In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Audit Committee Charter was attached as Appendix A to the Fund’s 2007 proxy statement.

The Audit Committee presents the following report on behalf of the Fund:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal year.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards.

The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on April 16, 2009 (the “Nominating and Governance Committee Charter”). In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Nominating and Governance Committee Charter is attached as Appendix B hereto.

The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund’s advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund’s Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an “interested person” of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund’s shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix B to the Nominating and Governance Committee Charter, [which is attached as Appendix B hereto.] Shareholder recommendations must be sent to the Fund’s Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

Executive Committee. The Board has an Executive Committee, which is composed of Nicholas Dalmaso.  The Executive Committee is authorized to act on behalf of and with the full authority of the Board when necessary in the intervals between meetings of the Board.

Shareholder Communications

Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

As of May [·], 2009, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustee in the Fund Complex
Independent Trustees:
Randall C. Barnes	$10,001-$50,000	Over $100,000
Steven D. Cosler	$10,001-$50,000	$10,001-$50,000
Robert M. Hamje	$10,001-$50,000	$10,001-$50,000
L. Kent Moore	Over $100,000	Over $100,000

Ronald A. Nyberg	$1-$10,000	Over $100,000
Ronald E. Toupin, Jr.	None	None
Interested Trustees:
Matthew Appelstein	None	None
Nicholas Dalmaso	None	None

As of May [·], 2009, each Trustee and the Trustees and officers of the Fund as a group owned [less than 1%] of the outstanding Shares of the Fund.

Board Meetings

During the Fund’s fiscal year ended December 31, 2008, the Board held six meetings, the Audit Committee held two meetings, the Nominating and Governance Committee held three meetings and the Executive Committee held no meetings.

Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund’s fiscal year ended December 31, 2008. It is the Fund’s policy to encourage Trustees to attend annual meetings of shareholders.

Trustee Compensation

The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, a Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and the chairman of any committee of the Board. The following table provides information regarding the compensation of the Fund’s Trustees for the Fund’s fiscal year ended December 31, 2008. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

Name of Trustee(1)	Compensation From the Fund	Total Compensation From the Fund Complex
Randall C. Barnes	$23,250	$285,688
Steven D. Cosler	$22,500	$45,000
Robert M. Hamje	$23,000	$45,500
L. Kent Moore	$23,000	$45,500
Ronald A. Nyberg	$24,000	$390,688
Ronald E. Toupin, Jr.	$25,500	$319,563

(1)     Trustees not eligible for compensation are not included in the above table.

Additional Information About the Solicitation

At the Annual Meeting, shareholders will elect one Trustee as a Class II Trustee by holders of Preferred Shares voting as a separate class and two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting as a single class, each to serve until the Fund’s 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.  On February 18, 2009, the Fund received a communication from The Denali Fund Inc. (“The Denali Fund”) notifying the Fund of its intent to nominate a candidate for election as a Class II Trustee at the Annual Meeting by holders of Preferred Shares voting as a separate class.

The Fund’s Nominating and Governance Committee reviewed the communication received from The Denali Fund, including information regarding the qualifications of the proposed candidate.  The Nominating and Governance Committee unanimously determined to recommend the nomination of Mr. L. Kent Moore, who has served as a Trustee of the Fund since the commencement of the Fund’s operations in 2004, for re-election as a Class II Trustee by holders of Preferred Shares voting as a separate class.   The Board received and reviewed the recommendation of the

Nominating and Governance Committee and considered the communication received from The Denali Fund.  The Board unanimously determined to nominate Mr. Moore for re-election as a Class II Trustee by holders of Preferred Shares voting as a separate class.

You may receive solicitation materials from The Denali Fund seeking your proxy to vote for its trustee nominee.  The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote “FOR” the election of the trustee nominee of the Board (Mr. L. Kent Moore) as a Class II Trustee by holders of Preferred Shares voting as a separate class on the enclosed [White Proxy Card].  The Board strongly urges you not to vote for any trustee nominee put forward by The Denali Fund or any shareholder and not to sign or return any proxy card that may be sent to you by The Denali Fund or any shareholder.

Appendix A to this Proxy Statement sets forth certain information relating to the Fund’s Trustees, executive officers and certain other persons who may be deemed to be “participants” in the solicitation of proxies.

Shareholder Approval

With respect to Proposal 1, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Common Shares and the holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to Proposal 1. Votes withheld will have the same effect as votes against Proposal 1.  “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 1.

With respect to Proposal 2, the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to Proposal 2. Votes withheld and broker non-votes will have the same effect as votes against Proposal 2.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR ALL” of the nominees of the Board (Mr. Matthew J. Appelstein and Mr. Ronald A. Nyberg) pursuant to Proposal 1 and that holders of Preferred Shares vote “FOR” the nominee of the Board (Mr. L. Kent Moore) pursuant to Proposal 2.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed [White Proxy Card] in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting.  Information regarding how to vote via telephone or the Internet is included on the enclosed [White Proxy Card].

If you attend the Annual Meeting and wish to vote in person, you will be able to do so.   You may contact [·] at [·] to obtain directions to the site of the Annual Meeting.

The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. The holders of a majority of the Shares outstanding, present in person or represented by proxy, constitute a quorum for purposes of Proposal 1.  The holders of a majority of the Preferred Shares outstanding, present in person or represented by proxy, constitute a quorum for purposes of Proposal 2. Votes withheld and broker non-votes will be counted as present for quorum purposes.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposals specified on the [White Proxy Card].

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board strongly urges you not to sign or return any proxy card that may be sent to you by The Denali Fund or any shareholder. If you have previously returned a proxy card sent to you by The Denali Fund or any shareholder, you may change your vote by completing, signing, dating and returning the enclosed [White Proxy Card] in the postage-paid envelope provided or by recording your voting instructions via telephone or the Internet.

If you hold Shares in more than one account, you will receive a [White Proxy Card] for each account.  To ensure that all of your Shares are voted, please sign, date and return the [White Proxy Card] for each account.   To ensure shareholders have the Fund’s latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Annual Meeting, each of which will include a [White Proxy Card] regardless of whether you have previously voted.  Only your latest dated proxy card will be counted.

The Board has fixed the close of business on May 15, 2009 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

Adviser and Sub-Advisers

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund’s investment adviser. As of March 31, 2009, Claymore entities have provided supervision, management, servicing and/or distribution on approximately $10.1 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

SMC Fixed Income Management, LP acts as the Fund’s investment sub-adviser and is responsible for the day-to-day management of the Fund’s portfolio of municipal securities. SMC is an affiliate of Spring Mountain Capital, LP, with its principal offices at 3 Independence Way, Suite 205, Princeton, New Jersey 08540. Spring Mountain is an investment management firm founded in July 2001 specializing in alternative investments and advisory services for both broad asset allocation and/or focused portfolios. As of [·], 2009, Spring Mountain managed approximately $[·] billion in total assets.

Thompson, Siegel & Walmsley LLC acts as the Fund’s investment sub-adviser and is responsible for the day-to-day management of the Fund’s portfolio of equity and income securities. As of December 31, 2008, TS&W managed approximately $5.4 billion in total assets. TS&W is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W is a subsidiary of Old Mutual (US) Holdings Inc., a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2008, Old Mutual plc and its affiliates had approximately £265 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.

Administrator

Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund’s administrator.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm for the Fund by the Audit Committee of the Fund and approved by a majority of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund’s current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

Audit Fees

The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended December 31, 2008 were approximately $40,500 and for the Fund's fiscal year ended December 31, 2007 were approximately $39,000.

Audit-Related Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended December 31, 2008 were approximately $6,300 and for the Fund's fiscal year ended December 31, 2007 were approximately $6,000. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

Tax Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended December 31, 2008 were approximately $6,500 and for the Fund's fiscal year ended December 31, 2007 were approximately $7,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

All Other Fees

Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended December 31, 2008 and for the Fund's fiscal year ended December 31, 2007.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended December 31, 2008 were approximately $12,800 and for the Fund's fiscal year ended December 31, 2007 were approximately $13,000.

Audit Committee’s Pre-Approval Policies and Procedures

As noted above, the Audit Committee is governed by the Audit Committee Charter, which was attached as Appendix A to the Fund’s 2007 proxy statement, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund.

None of the services described above for the Fund’s fiscal years ended December 31, 2008 and December 31, 2007 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Merrill Lynch & Co., Inc.*	Preferred	1,382	[·]%
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York 10080

[insert if any others]

* Based on information obtained from a Form 3 filed with the SEC on January 12, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s Shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the New York Stock Exchange. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund’s fiscal year ended December 31, 2008, all filings applicable to such persons were completed and filed in a timely manner, except as follows: [insert, if any].

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the

Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2010 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the  Fund at the Fund’s principal executive offices by [·], 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than [·], 2010.

Expenses of Proxy Solicitation

As a result of the potential proxy solicitation by The Denali Fund, the Fund may incur additional costs in connection with its solicitation of proxies.   The cost of soliciting proxies will be borne by the Fund.  The Fund estimates that the total expenditures relating to the Fund’s proxy solicitation (other than salaries and wages of officers and employees of the Fund) will be approximately $[·], of which approximately $[·] has been incurred as of the date hereof.    Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.  The Fund has retained [·] as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. [Disclose any indemnification of proxy solicitor]  [·] has advised the Fund that approximately [·] of its employees will be involved in the solicitation of proxies by [·] on behalf of the Fund.   Management of the Fund estimates that the fees payable to [·] by the Fund will be approximately $[·].

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 20, 2009

This Proxy Statement is available on the Internet at [·                                                                                                ].

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal(s) to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

/s/ J. Thomas Futrell

J. Thomas Futrell

Chief Executive Officer

June [·], 2009

Appendix A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain executive officers of the Fund may be deemed to be “participants” with respect to the Fund’s solicitation of proxies in connection with the Annual Meeting.  The following sets forth certain information about the persons who may be deemed to be “participants.”

Trustees and Nominees
The following sets forth the names of the Fund’s Trustees and nominees who may be deemed to be “participants.” The principal occupations or employment of the Fund’s Trustees and nominees are set forth under “The Proposals: Election of Trustees -- Trustees” in this Proxy Statement.  The principal business address with respect to each Trustee’s principal occupation or employment is set forth below.

Matthew K. Appelstein	200 Clarendon Street, 53rd floor, Boston, Massachusetts 02116
Randall C. Barnes	2455 Corporate West Drive, Lisle, Illinois 60532
Steven D. Cosler	2455 Corporate West Drive, Lisle, Illinois 60532
Nicholas Dalmaso	2455 Corporate West Drive, Lisle, Illinois 60532
Robert M. Hamje	2455 Corporate West Drive, Lisle, Illinois 60532
L. Kent Moore	5460 South Quebec Street, #230, Greenwood Village, Colorado 80111
Ronald A. Nyberg	1111 South Washington Street, Suite 100, Naperville, Illinois 60540
Ronald E. Toupin, Jr.	2455 Corporate West Drive, Lisle, Illinois 60532

Executive Officers
The following sets forth the names of the Fund’s executive officers who may be deemed “participants.”  The principal occupation of the named executive officers are set forth under “The Proposals: Election of Trustees – Officers” in this Proxy Statement. The principal business address with respect to each executive officer’s principal occupation or employment is set forth below.

J. Thomas Futrell	2455 Corporate West Drive, Lisle, Illinois 60532
Kevin M. Robinson	2455 Corporate West Drive, Lisle, Illinois 60532
Steven M. Hill	2455 Corporate West Drive, Lisle, Illinois 60532
Bruce Saxon	2455 Corporate West Drive, Lisle, Illinois 60532
Vincent R. Giordano	3 Independence Way, Suite 205, Princeton, New Jersey 08540
George Gregorio	3 Independence Way, Suite 205, Princeton, New Jersey 08540
Robert W. Roffo	3 Independence Way, Suite 205, Princeton, New Jersey 08540
James Howley	2455 Corporate West Drive, Lisle, Illinois 60532
Donald P. Swade	2455 Corporate West Drive, Lisle, Illinois 60532
Mark J. Furjanic	2455 Corporate West Drive, Lisle, Illinois 60532
Mark E. Mathiasen	2455 Corporate West Drive, Lisle, Illinois 60532
Melissa Nguyen	2455 Corporate West Drive, Lisle, Illinois 60532

Information Regarding Ownership of the Fund’s Securities by Participants

Except as described in this Appendix A or this Proxy Statement, none of the persons listed above under “Directors and Nominees” or “Executive Officers” owns any securities of the Fund of record which such person not own beneficially.  The number of Shares beneficially owned by Trustees, trustee nominees and the named officers  as of May 15, 2009, is set forth below.

Name	Shares Owned
Randall C. Barnes	1,335 Common Shares
Steven D. Cosler	2,000 Common Shares
Vincent R. Giordano	200 Common Shares
George Gregorio	1,499 Common Shares
Robert M. Hamje	3,800 Common Shares
L. Kent Moore	19,000 Common Shares
Ronald A. Nyberg	730 Common Shares
Robert W. Roffo	789 Common Shares

Information Regarding Transactions in the Fund’s Securities by Participants

The following table sets forth purchases and sales during the past two years of the Fund’s securities by the persons listed above under “Trustees and Nominees” and “Executive Officers,” except for Common Shares acquired pursuant to the Fund’s dividend reinvestment plan.   [Except as indicated below,] None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.  [To the extent that any part of the purchase price or market value of any securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below.  If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.]

Shares of Purchased or Sold (May 15, 2007 through May 15, 2009)

Name	Date	# of Shares	Transaction Description
Vincent R. Giordano	September 5, 2007	200	Common Shares purchased
	October 7, 2008	6,500	Common Shares purchased

L. Kent Moore	September 12, 2008	6,000	Common Shares sold
	September 26, 2008	5,000	Common Shares sold
	December 2, 2008	4,000	Common Shares sold

Ronald A. Nyberg	May 1, 2008	650	Common Shares purchased
	June 4, 2008	627	Common Shares sold

Roberto W. Roffo	October 24, 2008	447	Common Shares sold

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2008, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Fund or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.  Furthermore, except as described in this Appendix A or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Fund or any securities of any parent or subsidiary of the Fund, and (b) no participant owns any securities of the Fund of record but not beneficially.

Except as described in this Appendix A or this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

Except as described in this Annex A or this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2008 with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.  Except as described in this Appendix A or this Proxy Statement, and excluding any trustee or executive officer of the Fund acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as a Trustee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Appendix B

CLAYMORE FUNDS

Nominating and Governance Committee Charter

Purposes and Organization

The purpose of Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of each of the registered investment companies listed in Appendix A hereto (the “Trust(s)”) is to review matters pertaining to the composition, committees, and operations of the Board.  Members of the Committee may not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).1  The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

(4)	To oversee the contract review process, including the review of the Trust’s investment advisory agreements and contracts with other affiliated service providers.

The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require.  Any action of the Committee shall be taken by the affirmative vote of a majority of the members.  Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience.  The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Following an initial evaluation by the Committee, a nominee must: (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more

1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources:  (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.  The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates.  The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an “interested person,” as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Appendix A

Dreman/Claymore Dividend & Income Fund
Fiduciary/Claymore Dynamic Equity Fund
Fiduciary/Claymore MLP Opportunity Fund
Madison/Claymore Covered Call Fund
Old Mutual/Claymore Long-Short Fund
TS&W/Claymore Tax-Advantaged Balanced Fund
Claymore/Guggenheim Strategic Opportunities Fund
Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
Claymore Exchange-Traded Fund Trust 3

Appendix B

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

FORM OF PROXY CARD

PROXY TABULATOR	To vote by Internet
[Address]	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Got to the website [ ]
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call [ ]
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TS&W / Claymore Tax-Advantaged Balanced Fund – Common

		FOR all nominees except as marked to the contrary at left	WITHHOLD AUTHORITY to vote for all nominees

1.
To elect two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund’s 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

	(01) Matthew J. Appelstein, (02) Ronald A. Nyberg	[ ]	[ ]

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line below.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
                                                                                                                           The Proxy Statement is available at [                                                                           ].

Solicited on behalf of the Board of Trustees
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
Annual Meeting of Shareholders
July 20, 2009
Common
The annual meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 20, 2009 at 12:00 P.M., noon, Central Time (the “Annual Meeting”). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

FORM OF PROXY CARD

PROXY TABULATOR	To vote by Internet
[Address]	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Got to the website [ ]
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call [ ]
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TS&W / Claymore Tax-Advantaged Balanced Fund – Preferred

		FOR all nominees except as marked to the contrary at left	WITHHOLD AUTHORITY to vote for all nominees

1.
To elect two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund’s 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

	(01) Matthew J. Appelstein, (02) Ronald A. Nyberg	[ ]	[ ]

2.
To elect one Trustee as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund’s 2012 annual meeting of shareholders or until a successor shall have been elected and qualified.

(03) L. Kent Moore

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line below.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
                                                                                                                           The Proxy Statement is available at [                                                                           ].

Solicited on behalf of the Board of Trustees
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
Annual Meeting of Shareholders
July 20, 2009
Preferred
The annual meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 20, 2009 at 12:00 P.M., noon, Central Time (the “Annual Meeting”). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.